4. Cash and cash equivalents	12 Months Ended
Dec. 31, 2017
Cash and cash equivalents [abstract]
Cash and cash equivalents

These are financial assets classified as loans and receivables, which are accounted for at amortized cost using the effective interest rate method. The Company’s Management determines the classification of its financial assets upon initial recognition.

	2017	2016

Cash and banks	40,283	92,860
Short term bank deposits:
CDBs/Repurchases	2,920,435	5,035,326

	2,960,718	5,128,186

Bank Deposit Certificates (“CDBs”) and Repurchases are nominative securities issued by banks and sold to the public as a means of raising funds. Such securities can be traded throughout the contracted period, at any time, without any significant loss of value, and are used to repay the short term obligations of the Company.

The annual average return of the Company’s investments regarding CBDs and Repurchases is 100.92% (101.10% as at December 31, 2016) of the Interbank Deposit Certificate (“CDI”) rate.